                                 LOAN AGREEMENT


         LOAN AGREEMENT dated as of May 19, 1999 entered into by and among LERNOUT & HAUSPIE SPEECH PRODUCTS N.V., a Belgian corporation ("Lender"), with a place of business at Flanders Language Valley 50, B-8900, Ieper, Belgium, on the one hand, and FONIX/ASI CORPORATION, a Utah corporation, having its principal place of business at 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah, 84111, and a place of business at 600 West Cummings Park, Suite 4500, Woburn, Massachusetts 01801, on the other hand (the "Borrower").

                             W I T N E S S E T H:

         WHEREAS, the Borrower and Fonix Corporation are parties to a Loan Agreement dated as of April 22, 1999 with Lender, pursuant to which the Lender has previously provided a loan of One Million One Hundred Thousand ($1,100,000.00) Dollars to the Borrower and Fonix Corporation, as amended, (the "April Loan Agreement"); and

         WHEREAS, the Borrower has requested that Lender make available to Borrower an additional loan in the amount of up to Four Million Nine Hundred Thousand ($4,900,000.00) Dollars to finance the working capital needs of Fonix/ASI Corporation, a wholly owned subsidiary of Fonix Corporation; and Lender is willing to do so, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and Lender agree as follows.

         1.       CERTAIN  DEFINITIONS.  As used  herein the terms set forth on
Schedule I attached hereto shall have the meanings set forth therein.

         2.       THE LOAN.

         (a) The Lender shall make loans to the Borrower (the "Loan") in the following amounts on each of the following dates, if, as of each such date, each of the following shall be true: (i) all of the conditions precedent set forth in
Section 7 hereof have been satisfied and continue to be satisfied (provided that, the documents listed in Section 7(d), once delivered, need not be re-delivered if they remain valid and in effect); (ii) there exists no breach by the Borrower or Fonix Corporation under the Asset Purchase Agreement among Borrower, Fonix Corporation, and Lender dated as of even date herewith (the "APA"), and the APA has not terminated; (iii) neither Borrower nor Fonix Corporation has furnished or disclosed non-public information to a third party with respect to any Acquisition Transaction (as defined in the APA); (iv) since the date hereof through such date, neither Borrower, Fonix Corporation, nor any of their agents, directors, affiliates, officers, or employees has directly or indirectly, (A) encouraged, solicited, initiated, engaged or participated in discussions or negotiations with any person or entity (other than Lender and its affiliates) concerning any merger, consolidation, sale of material assets, recapitalization, accumulation of shares of capital stock of Borrower or Fonix Corporation as to the Articulate Division (as defined in the APA), or other business combination involving Borrower or Fonix Corporation as to the Articulate Division or (B) provided any information concerning the business, properties, or assets of the Borrower or Fonix Corporation as the Articulate Division to any person or entity (other than the Lender and its representatives or Borrower's or Fonix Corporation's representatives); and (v) there shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default:

                  (1) Two Million Nine Hundred Thousand Dollars ($2,900,000), on the date hereof;

                  (2) Nine Hundred Thousand Dollars ($900,000), on May 28, 1999, provided further that the Lender's obligation to make such advance is subject to the additional condition precedent that Borrower shall have delivered on or before May 25, 1999 to Lender a certificate of Borrower's chief financial officer stating that: (A) each of the conditions set forth in clauses (i) through (v) above are true; and (B) Borrower has disbursed One Million Seventy-Five Thousand Dollars ($1,075,000) to Dragon Systems, Inc. ("Dragon") (either directly or through an intermediate loan to Fonix Corporation) towards payment on the Demand Note dated September 2, 1998 in the original principal amount of Two Million Five Hundred Thirty-Five Thousand Two Hundred Thirty Four and 67/100 Dollars ($2,535,234.67) from Fonix Corporation to Dragon; and

                  (3) One Million One Hundred Thousand Dollars ($1,100,000), on June 11, 1999, provided further that Borrower shall have delivered on or before June 8, 1999 to Lender a certificate of Borrower's chief financial officer stating that each of the conditions set forth in clauses (i) through (v) above are true.

The Loan shall be due and payable as set forth in the Note in the form attached hereto as Exhibit A, as amended.

         (b) The Loan shall be  evidenced  by the Note and shall be secured  by:
(i) a first priority security interest in all of the assets of Fonix/ASI Corporation pursuant to a Security Agreement dated as of April 22, 1999 from Borrower to Lender, as amended by the Amendment to Security Agreement dated May 12, 1999 and the Second Amendment to Security Agreement in the form attached hereto as Exhibit B (as amended, the "Security Agreement"); (ii) a Patent Security Agreement from Borrower to Lender dated as of April 22, 1999 ; (iii) a Copyright Security Agreement from Borrower to Lender dated as of April 22, 1999;
(iv) a Trademark Security Agreement from Borrower to Lender dated as of April 22, 1999; (v) a Continuing Guaranty Agreement from Fonix Corporation to Lender in the form attached hereto as Exhibit C; and (vi) a Pledge and Security Agreement from Fonix Corporation and a Stock Power and Assignment from Fonix Corporation in the form attached hereto as Exhibit D, with the original stock certificate of Fonix/ASI Corporation attached thereto. The Loan shall bear interest and be payable as set forth in the Note. The term "Loan Documents", as used herein, shall mean this Agreement and the documents referred to in this subsection, as each may be amended.

         (c) Proceeds of the Loan will be used by the Borrower solely to finance the working capital needs of Fonix/ASI Corporation and for Fonix/ASI Corporation to loan funds to Fonix Corporation to finance the working capital needs of Fonix Corporation.

         3.       REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants to the Lender that:

         (a) Organization and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions of incorporation and has all required corporate power and authority to own or lease its property, to carry on its businesses as presently conducted and to carry out the transactions contemplated hereby.

         (b) Charter. The Borrower has delivered to counsel to the Lender true and complete copies of its Certificates of Incorporation or equivalent documents as amended from time to time (the "Charters") and its by-laws ("By-laws") as currently in effect.

         (c) Authorization of Transaction. The execution, delivery and performance of the Loan Documents by Borrower have been duly authorized by all necessary corporate action of the Borrower. The Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The issuance of the Note by Borrower pursuant to the terms of this Agreement is duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Borrower or of any governmental authority or agency will be required for the issuance and sale of the Note as contemplated by this Agreement.

         (d) Approvals; Compliance With Laws. The execution, delivery and performance of this Agreement by Borrower and the transactions contemplated hereby: (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof; (ii) will not conflict with or constitute a breach or violation of the Charters or By-laws of the Borrower; and (iii) will not result in a violation of any law or regulation to which they are subject.

         (e) Disclosure. This Agreement, together with any financial statement, schedule, exhibit or other statement (written or oral) pertaining to the Borrower, made, delivered or communicated to the Lender by the Borrower, or any representative thereof, in connection with this Agreement and the transactions related thereto, contains no untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

         (f) Title. Fonix/ASI Corporation has good and marketable title to all of the Collateral (as defined in the Security Agreement), free and clear of any liens other than the liens disclosed on Schedule 3(f) attached to the April Loan Agreement or liens in favor of the Lender (the "Permitted Liens").

         (g) Enforcement; No Other Liens. The Borrower has not performed any acts which might prevent the Lender from enforcing any of the terms of this Agreement or the Loan Documents or which would limit the Lender in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments in favor of the Lender or with respect to the Permitted Liens, no financing statement, mortgage or security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effected to perfect a lien on such Collateral. No Collateral is in the possession of any person (other than the Borrower) asserting any claim thereto or security interest therein other than Collateral being repaired by third parties in the ordinary course of business and inventory in transit.

         (h) Perfection. The liens granted to Lender pursuant to the Loan Documents constitute valid first priority security interests in the Collateral securing the Obligations (as defined in the Security Agreements) and constitute first priority perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC prior to all other liens and rights of others therein except for the Permitted Liens.

         (i) Accounts. Each Account which is reflected on Borrower's books as an Account is a bona fide, valid and legally each enforceable obligation of the account debtor in respect thereof, arising in the ordinary course of Borrower's business.

         (j) Perfection Certificate: The information set forth in the Perfection Certificate attached as Exhibit F to the April Loan Agreement remain true and complete as of the date hereof, except that Section 4 thereof does not include UCC financing statements held by Lender that would show up on the type of search referred to therein.

         (k) Litigation. There are no actions, suits or proceedings pending (nor, to the knowledge of Borrower, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or affecting Borrower's property in any court or before any arbitrator of any kind or before or by any governmental body which would have a materially adverse effect on Borrower. There are no strikes or walkouts in progress relating to any labor contracts to which Borrower is a party.

         (l) No Material Adverse Change. Other than as disclosed in Schedule 3(l) attached hereto or as otherwise disclosed in the periodic reports filed by Fonix Corporation with the Securities and Exchange Commission, there has occurred, since December 31, 1998, no event which has had or is reasonably likely to have a material adverse change on either the Borrower or any of their its subsidiaries.

         (m) Intellectual Property. Borrower owns or possesses the adequate right to use all Intellectual Property Rights (as defined below) necessary to the conduct of its business as presently conducted or presently contemplated to be conducted as of the date of this Agreement. Schedule 3(m) to the April Loan Agreement contains a list of all patents, tradenames, trademarks, service marks, and registered copyrights and applications for the same owned by Borrower or any of its subsidiaries. Borrower has unencumbered title to the Intellectual Property Rights which are owned by Borrower and such title has not been challenged (pending, or to the knowledge of the Borrower, threatened) by others. All such patents, registered trademarks, service marks, and copyrights owned by Borrower are in good standing and are recorded on the public record in the name of Borrower, except for those failures to be in good standing and so recorded that would not, individually or in the aggregate, have a material adverse effect. For purposes of this Agreement, "Intellectual Property Rights" shall mean and include all of Borrower's rights relating to patents, trademarks, service marks, tradenames, copyrights, inventions, processes, trade secrets, know-how, software and any documentation relating to the manufacture, marketing and maintenance of products by Borrower.

         (n) Subsidiaries. Schedule 3(n) to the April Loan Agreement sets forth for each corporation with respect to which the Borrower, directly or indirectly, has the power to vote or direct the voting of sufficient securities to elect all of the directors (a "subsidiary") its name and jurisdiction of incorporation. Each subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each subsidiary is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect. Each subsidiary has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

         (o) Solvent Financial Condition. Borrower represents to Lender that after giving effect to this Loan Agreement, the transactions contemplated hereby (and after taking into account all recoveries Lender is likely to realize from Borrower on Borrower's obligations to Lender), and any loans that the Borrower may make to Fonix Corporation as permitted hereunder or otherwise: the Borrower:
(i) owns assets whose fair saleable value is greater than the amount required to pay all of Guarantor's indebtedness (including contingent debts), (ii) is able to pay all of its indebtedness as such indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

         4. BORROWER'S AGREEMENTS. The Borrower agree as follows:

         (a) Borrower will notify Lender, at least thirty (30) days prior to any such event, of any change in Borrower's exact legal name, any change in its places of business or location as set forth in the preamble to this Agreement, or its establishment of any new place of business or location, or any change in Borrower's organizational structure.

         (b) Except as consented to by the Lender, the Borrower shall not pay or set apart for payment to holders of their capital stock, any dividends, and the Borrower shall not redeem or purchase any shares of capital stock, provided, however, that notwithstanding anything to the contrary herein and subject to satisfaction of all of the conditions precedent set forth in Section 7 hereof as of the date of such loan, Borrower may loan to Fonix Corporation the proceeds of the Loan hereunder, provided that the Borrower shall hold the proceeds of loans from Lender, and Fonix Corporation shall hold the proceeds of loans from Lender or Borrower only in those bank accounts set forth on Exhibit E attached hereto.

         (c) The Borrower may not amend its Charters or By-laws in such a manner as may adversely affect the rights of the Lender hereunder, or under any of the Loan Documents.

         (d) The Borrower will permit representatives designated by the Lender, at Lender's expense, to visit and inspect any of the properties of Borrower (or any subsidiary), and to inspect and make extracts of the books and records of the Borrower, and to discuss the affairs, finances, and accounts of the Borrower with its officers, all to such reasonable extent and at such reasonable times and intervals as the representatives may reasonably request.

         (e) The Borrower will maintain and cause each of its subsidiaries now in existence or hereinafter acquired or created to maintain their corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or states thereof or of any political subdivisions thereof or of any government authority, where failure to so comply would have a material adverse effect on either respective Borrower and its subsidiaries, taken as a whole; provided, however, that nothing herein shall prohibit the Borrower from liquidating or dissolving any of its subsidiaries into the Borrower or merging any of their subsidiaries with or into the Borrower or any other subsidiary.

         (f) Borrower will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any lien upon any of its properties or assets of any character whether now owned or hereafter acquired other than Permitted Liens.

         (g) Borrower will not create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any indebtedness (other than current trade payables and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practice).

         (h) Fonix/ASI Corporation will not sell, transfer, lease or otherwise dispose of any of the Collateral except in the ordinary course of business.

         (i)  The  Borrower   acknowledges  that  the  Lender  has  no  existing
commitments, obligations or agreements to pay any monies, advance credits or loans or make other financial accommodations to the Borrower.

         (j) The Borrower will take all steps and make all payments as may be required or appropriate to preserve its intellectual property rights and to prevent any decrease in the value thereof, including, without limitation, to prevent the imposition of any encumbrances against such intellectual property rights and to prevent the lapse or abandonment of any such intellectual property rights.

         5. EVENTS OF DEFAULT; REMEDIES. Upon the occurrence and during the continuance of an Event of Default: (a) the Loan shall bear interest at the Default Rate of Interest (as defined in the Note); (b) the Lender may by notice to Borrower accelerate the payment of the Loan and all other obligations of Borrower hereunder and demand payment thereof; provided however, that, no such notice shall be required and the principal and interest due under the Note shall become immediately due and payable if the Event of Default is one under clause
(f), (g) or (h) of the definition of Event of Default; and (c) Lender may proceed to enforce payment of any of the foregoing and shall have and may exercise any and all rights under the UCC or which are afforded to Lender herein or in the Loan Documents.

         6. EXPENSES. Borrower agrees to pay Lender on demand any and all reasonable out-of-pocket costs and expenses of any nature (including without limitation reasonable attorneys' fees and disbursements) which may be incurred by Lender in connection with exercise of Lender's rights against the Borrower after an Event of Default; any exercise of Lender's right of acceleration; any enforcement, collection or other proceedings with respect to the Loan; or any bankruptcy, insolvency or other similar proceedings of Borrower.

         7.       CONDITIONS PRECEDENT.

         Borrower acknowledges and agrees that Lender will not make the Loan hereunder, unless and until all of the following conditions have been satisfied and remain satisfied as of the date of funding the Loan:

         (a) Representations and Warranties. Borrower's representations and warranties contained herein shall be correct and complete in all material respects;

         (b) Covenants. Borrower shall be in compliance in all material respects with all covenants and agreements contained herein;

         (c) No Events of Default. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default; and

         (d) Delivery of Documents. Borrower shall have delivered, or caused to be delivered, to Lender: (i) each of the Loan Documents; (ii) such legal opinions as in its reasonable judgment the Lender deems necessary in form and substance satisfactory to Lender in the form attached hereto as Exhibit F; (iii) UCC-1 financing statements naming Lender as secured party, duly executed by Borrower, in form and substance reasonably satisfactory to Lender, as Lender shall reasonably request in its sole discretion; and (iv) a Common Stock Warrant in the form attached hereto as Exhibit G.

         (e) No Material Adverse Effect. No event or condition having a material adverse effect with respect to either Borrower shall have occurred.

         8.       MISCELLANEOUS PROVISIONS.

         (a) Indemnification. The Borrower shall indemnify and hold harmless Lender from and against any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities of any kind or nature (except those resulting from Lender's gross negligence or willful misconduct) arising in any way out of or in connection with the Loan Documents and shall pay to Lender on demand any and all amounts in connection therewith. The Borrower shall make no claim against Lender for or in connection with the exercise or enforcement by Lender of any right or remedy granted to it under or any of the Loan Documents, or any action taken or omitted to be taken by Lender hereunder (except for the gross negligence or willful misconduct of Lender).

         (b) Notices. Unless otherwise specified herein, all notices hereunder shall be in writing directed to the addresses shown below:

                  Lernout & Hauspie Speech Products N.V.
                  Flanders Language Valley 50
                  B-8900 Ieper, Belgium
                  Attn:  Legal Department
                  Telephone:        011-32-57-228-888
                  Facsimile:        011-32-57-21-9661

                  with a copy to:

                  Brown, Rudnick, Freed & Gesmer
                  One Financial Center
                  Boston, MA 02111
                  Attn:  Lawrence M. Levy, Esquire
                  Telephone:  (617) 856-8200
                  Facsimile:  (617) 856-8201

                  Fonix/ASI Corporation
                  1225 Eagle Gate Tower
                  60 East South Temple Street
                  Salt Lake City, Utah 84111
                  Attn: Thomas A. Murdock, President
                  Telephone: (801) 328-8700
                  Facsimile:  (801) 328-8778

                  with a copy to:

                  Durham, Jones & Pinegar

                  50 South Main Street
                  Suite 800
                  Salt Lake City, Utah 84111
                  Attn: Jeffrey M. Jones, Esquire
                  Telephone: (801) 538-2424
                  Facsimile: (801) 538-2425

                  and a copy to:

                  Fonix Corporation
                  60 East South Temple Street
                  Salt Lake City, Utah  84111
                  Attn:    Thomas A. Murdock, President
                  Telephone: (801) 328-8700
                  Facsimile: (801) 328-8778

Written notices and communications shall be effective and shall be deemed received on the day when delivered by hand or by facsimile transmission (with written confirmation of transmission); on the next business day, if by commercial overnight courier; and on the third business day, if by registered or certified mail, postage prepaid.

         (c) No Waiver. No failure to exercise and no delay in exercising, on the part of Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. Lender's rights and remedies hereunder, under any agreement or instrument supplemental hereto or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         (d) Assignment. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns; provided that, Borrower may not assign or transfer any rights or obligations hereunder without Lender's prior written consent.

         (e) Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts (other than its laws relating to conflicts of laws).

         (f) Waiver of Jury Trial. The Borrower irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby.

         (g) Amendments. The Parties may mutually amend any provision of the Loan Documents, but only in a writing signed by all of the Parties.

         (h)      Intentionally Omitted.

         (i)      Certain Waivers

                  (i) Independent Enforcement. Lender may enforce this Agreement independently of any other remedy or security Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of any party or any guarantor or to proceed upon or against or exhaust any Collateral or security or remedy before proceeding to enforce this Agreement against any Borrower or any guarantor. Borrower expressly waives any right to require Lender to marshal assets in favor of Borrower or any guarantor of the Obligations or to proceed against any other party, and agrees that Lender may proceed against any Borrower or any Collateral in such order as Lender shall determine in its sole an absolute discretion.

                  (ii) Separate Actions. Lender may file a separate action or actions against Borrower or any guarantor, whether such action is brought or prosecuted with respect to any security or against any guarantor of the Obligations, or whether any other person is joined in any such action or actions. Borrower agrees that Lender and Borrower and any affiliate of Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing enforceability of this Agreement.

                  (iii) Reinstatement of Rights and Remedies. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any Collateral, other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any Borrower shall have any personal liability with respect thereto.

                  (iv) Waivers Given Knowingly. Borrower warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which Borrower otherwise may have against any other party, Lender or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.



                           [SIGNATURE PAGE TO FOLLOW]

                       [SIGNATURE PAGE TO LOAN AGREEMENT]

         Executed as an instrument under seal on the date set forth above.


                                       FONIX/ASI CORPORATION


                                       By:/s/
                                          --------------------------------------
                                          Thomas A. Murdock
                                          President



                                       LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.


                                       By:/s/
                                          --------------------------------------
                                          Gaston Bastiaens
                                          President and Chief Executive Officer

                                    EXHIBIT A


                                     [NOTE]

                                    EXHIBIT B


                        [AMENDMENT TO SECURITY AGREEMENT]

                                    EXHIBIT C

                         [CONTINUING GUARANTY AGREEMENT]

                                    EXHIBIT D

      [PLEDGE AND SECURITY AGREEMENT AND STOCK POWER AND ASSIGNMENT]

                                    EXHIBIT E


                                  Bank Accounts

       Borrower                Bank                Address of Bank               Bank Account No.

FONIX CORPORATION       Key Bank National   Salt Lake City, Utah           4450-1000-1292
                           Association                                     Account Name: Durham Jones &
                                                                                            Pinegar Trust Account

FONIX/ASI CORPORATION    Cambridge Trust    1336 Massachusetts Ave.        57-509-7-01
                             Company        Cambridge, MA 02138            Account Name:  Articulate Systems

                                    EXHIBIT F


                                [LEGAL OPINIONS]


         (a) Fonix Corporation is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties, to carry on its business as now being conducted by it and to execute, deliver and perform each Loan Document (defined herein to include each Loan Document under either or both of the Loan Agreement dated as of May 19, 1999 between Fonix/ASI Corporation and Lender or the Loan Agreement dated as of April 22, 1999 among Fonix Corporation, Fonix/ASI Corporation, and Lender) to which it is a party.

         (b) Fonix/ASI Corporation is validly existing and in good standing as a corporation under the laws of the State of Utah and has full corporate power and authority to own, lease and operate its properties, to carry on its business as now being conducted by it and to execute, deliver and perform each Loan Document to which it is a party.

         (c) Each Loan Document constitutes the legal, valid and binding agreement of Fonix/ASI Corporation and/or Fonix Corporation, as applicable, enforceable against Fonix/ASI Corporation and/or Fonix Corporation, as applicable, in accordance with its terms.

         (d) The Common Stock Warrant dated as of May 19, 1999 constitutes the legal, valid and binding obligation of Fonix Corporation enforceable against Fonix Corporation in accordance with its terms.

         (e) The execution, delivery and performance by Fonix Corporation of each Loan Document and the consummation of the transactions contemplated thereby will not: (i) conflict with any term or provision of the certificate of incorporation or the by-laws of Fonix Corporation, (ii) result in any breach of, or constitute a default under, or result in the creation of any Lien (except as contemplated by the Loan Documents) in respect of any property of Fonix Corporation under any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument, including, without limitation any agreement with, or document or instrument delivered to Dragon Systems, Inc. ("Dragon"); (iii) conflict with or result in a breach of any terms, conditions or provisions of any judgment, decree or order of any court or governmental authority or agency to which Fonix Corporation or any of its properties are bound and which is known to us; or (iv) violate any provision of any United States Federal, State of Delaware, or Commonwealth of Massachusetts law or any rule or regulation of any United States Federal or State of Delaware or Commonwealth of Massachusetts governmental body applicable to Fonix Corporation.

         (f) The execution, delivery and performance by Fonix/ASI Corporation of each Loan Document and the consummation of the transactions contemplated thereby will not: (i) conflict with any term or provision of the certificate of incorporation or the by-laws of Fonix/ASI Corporation, (ii) result in any breach of, or constitute a default under, or result in the creation of any Lien (except as contemplated by the Loan Documents) in respect of any property of Fonix/ASI Corporation under any indenture, mortgage, deed of trust, bank loan or credit agreement, or other agreement or instrument, including, without limitation any agreement with, or document or instrument delivered to Dragon;; (iii) conflict with or result in a breach of any terms, conditions or provisions of any judgment, decree or order of any court or governmental authority or agency to which Fonix/ASI Corporation or any of its properties are bound and which is known to us; or (iv) violate any provision of any United States Federal, State of Utah or Commonwealth of Massachusetts law or any rule or regulation of any United States Federal or State of Utah or Commonwealth of Massachusetts governmental body applicable to Fonix/ASI Corporation.

         (g) To the extent that Fonix Corporation has rights in the capital stock of Fonix/ASI Corporation and value has been given, the Pledge and Security Agreement creates a valid and enforceable security interest in such capital stock, to the extent that valid security interests can be created therein under the Uniform Commercial Code presently in effect in the State of Utah, the State of Delaware, and the Commonwealth of Massachusetts, in favor of the Lender, as security for the payment of the Obligations (as defined in the Security Agreement).

         (h) To the extent that Fonix/ASI Corporation has rights in the Collateral and value has been given, the Security Agreement creates a valid and enforceable security interest in such Collateral, to the extent that valid security interests can be created therein under the Uniform Commercial Code presently in effect in the State of Utah and the Commonwealth of Massachusetts, in favor of the Lender, as security for the payment of the Obligations (as defined in the Security Agreement).

         (i) The Financing Statements on Form UCC-1 naming Fonix/ASI Corporation as secured party to be filed in the filing offices in the State of Utah and the Commonwealth of Massachusetts, delivered in connection with the Loan Documents executed as of April 22, 1999, are in appropriate form and, when duly filed and indexed in the filing offices identified above, will result in the perfection of aforesaid security interests in the Collateral to the extent such security interests can be perfected under the Uniform Commercial Code, as in effect in such State, by the filing of a Financing Statement in such State. No further action will be required in order to perfect such security interests and to preserve protect and continue such perfection, except for the filing of periodic continuation statements with respect to such Financing Statements.

         (j) To our knowledge, there is no pending or threatened action, suit or proceeding before any court, governmental or regulatory authority, agency, commission or board arbitration, by or against Fonix Corporation or Fonix/ASI Corporation, which we believe could materially adversely affect either Fonix Corporation or Fonix/ASI Corporation.

         (k) The shares issuable upon the exercise of the Common Stock Warrant dated as of May 19, 1999 have been duly and validly authorized and, upon issuance, delivery and payment, as described in the Common Stock Warrant, will be validly issued, fully paid and nonassessable and free and clear of any preemptive or similar rights.

                                    EXHIBIT G

                             [COMMON STOCK WARRANT]

                            SCHEDULE I - DEFINITIONS

"Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by Borrower and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Borrower arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of Borrower's rights in, to and under all purchase orders for goods, services or other property, and all of Borrower's rights to any goods, services or other property represented by any of the foregoing
(including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to Borrower under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of Borrower), including, without limitation, credit card receivables and credit card charge records and evidences of credit card transactions, in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

"Event of Default" means any one or more of the following events:

                  (a) failure by Borrower to pay any principal, interest or other amount due hereunder or on account of the Loan when due;

                  (b) failure by Borrower or any guarantor to perform or discharge, observe or comply with any of their covenants or agreements set forth herein or in any of the Loan Documents (or any of the other security documents delivered in connection herewith);

                  (c) if any representation or warranty of Borrower or any guarantor to Lender set forth herein is found to have been false or misleading in any material respect as of the time when made;

                  (d) Borrower's or any guarantor's liquidation, termination, dissolution or ceasing to carry on any substantial part of its current business;

                  (e) a change in control with respect to either Borrower or any guarantor or consummation by either Borrower or any guarantor of a reorganization, merger or consolidation with any other person or entity, transfer of all or substantially all of their assets or properties or consummation of any other plan or arrangement involving a similar extraordinary corporate transaction;

                  (f) service upon the Lender of a writ of levy or attachment, or naming Lender as trustee for either Borrower or any guarantor, or of any other similar process of attachment.

                  (g) commencement by either Borrower or any guarantor of a voluntary proceeding seeking relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets; or its consent to any of the foregoing in an involuntary proceeding against it; or either Borrower or any guarantor shall generally not be paying its debts as they become due or admit in writing its inability to do so; or an assignment for the benefit of, or the offering to or entering into by either Borrower or any guarantor of any composition, extension, reorganization or other agreement or arrangement with, its creditors; or

                  (h) commencement of an involuntary proceeding against either Borrower or any guarantor seeking relief with respect to it or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets, which proceeding is not dismissed or stayed within sixty (60) days.

"Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by Borrower, wherever located, and shall also mean and include, without limitation, all consigned goods, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

"Investment  Property"  shall  mean all of  Borrower's  now owned and  hereafter existing or acquired securities, financial assets, securities accounts, securities entitlements and all other investment property of whatsoever kind or nature, wherever located.

"Loan" has the meaning given in Section 2(a) hereof.

"Note" means the note executed and delivered by Borrower to Lender in the form of Exhibit A attached hereto, made to evidence the Loan.

"Proceeds" has the meaning given such term under the UCC, and in any event includes, without limitation, all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including, without limitation, all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

"Security Agreement" means the security agreement executed and delivered by Borrower to Lender dated April 22, 1999, as amended by the Amendment to Security Agreement dated as of May 12, 1999 and the Second Amendment to Security Agreement in the form of Exhibit B attached hereto, entered into in connection with the Loan.